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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 6, 2001
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                                (Date of Report)

                           SILVER RAMONA MINING, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        0-23737                 820290939
-------------------------------- ---------------------- ---------------------
 (State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

            2100 HIGHWAY 360, SUITE 400-B, GRAND PRAIRIE, TEXAS 75050
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                    (Address of principal executive offices)

                                 (972) 641-5494
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 1, 2001, BY AND BETWEEN SILVER RAMONA MINING, INC., A DELAWARE CORPORATION, AND JOE LOYD AND KAREN LOYD

As of January 1, 2001, Silver Ramona Mining, Inc., a Delaware corporation (the "Company"), and Joe Loyd and Karen Loyd (the "Career Direction Sellers") entered into a Purchase and Sale Agreement (the "Career Direction Agreement"), whereby the Company agreed to purchase all the outstanding capital stock of Career Direction, Inc., a Texas corporation ("Career Direction") from the Career Direction Sellers.

Pursuant to the Career Direction Agreement, the Career Direction Sellers will receive, in exchange for all the capital stock of Career Direction, the following:

     (i) 50,000 shares of common stock of the Company. The 50,000 shares are convertible at the option of the Career Direction Sellers into $50,000 cash upon successful completion by the Company of a private placement offering of its common stock in the amount of $2,000,000 on or before July 1, 2001. In addition, the Career Direction Sellers may, at their option, require the Company to redeem the 50,000 shares into $50,000 cash in July, 2001, unless the value of the Company's common stock is $1.00 or more on such date.

     (ii) An additional 950,000 shares of common stock of the Company, of which 150,000 shares will be issued at closing, and the remainder will be issued at the rate of 50,000 shares per quarter for 16 quarters. The initial 150,000 shares are convertible to cash in the amount of $150,000, at the election of the Career Direction Sellers, in the event the Company conducts a primary or secondary offering of its stock that generates proceeds at least in that amount. Each quarterly installment of 50,000 shares is convertible to cash in the amount of $50,000, at the election of the Career Direction Sellers, in the event the market value of the Company's common stock falls below $1.00 per share when the installment is due. These contingent cash obligations of the Company of $950,000 are secured pursuant to a convertible promissory note, which is payable with interest on the earlier to occur of (a) 16 calendar quarters after the successful completion by the Company of a private placement offering of its common stock in the amount of $5,000,000 that closes on or before July 1, 2001 (a "Qualified Financing"), or
              (b) December 21, 2004. Upon the consummation of a Qualified Financing, the unpaid principal and accrued interest on the promissory note may, at the holder's option, be converted into shares of Company common stock at the beginning of any of the subsequent 16 calendar quarters and in amounts equal to the outstanding principal and unpaid accrued interest then due thereunder divided by $1.00.

As a condition to the consummation of the transactions contemplated by the Career Direction Agreement, the Company is also required to execute (i) a three year employment agreement by and between Joe Loyd and Career Direction, providing for Joe Loyd to serve as President of Career Direction at an annual compensation of $175,000; (ii) a three year employment agreement


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by and between Karen Loyd and Career Direction, providing for annual compensation of $125,000; (iii) a stock option in favor of Joe Loyd for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service on the Company's Board of Directors, 35,000 shares at the end of the second calendar year of service on the Company's Board of Directors, and 35,000 shares at the end of the third calendar year of service on the Company's Board of Directors; (iv) a stock option in favor of Joe Loyd for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company; and (v) a stock option in favor of Karen Loyd for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company.

Joe Loyd will serve as a director of the Company, in addition to serving as President of Career Direction.

Closing of the transactions contemplated by the Career Direction Agreement occurred as of March 1, 2001.

The Company intends to satisfy its cash funding obligations pursuant to the Career Direction Agreement, the Personnel Profiles Agreement (as hereafter defined), and the L+R Moran Agreement (as hereafter defined) by conducting a private placement of its common stock. In the event the Company is unable to successfully complete a private placement of its common stock in an amount sufficient to meet its cash funding obligations pursuant to all such agreements, then the Company may be unable to fund such obligations pursuant to one or more of such agreements.

The transaction described above is qualified in its entirety by the Career Direction Agreement and related documents and subject to various conditions set forth in the Career Direction Agreement.

Career Direction, located in Highland Village, Texas, operates job fairs for the multi-unit restaurant industry nationwide, as well as a specialized recruiting web site with the multi-unit restaurant industry. Its Wed address is www.careerdirection.com. Its clients include Red Lobster, TGI Friday's. Aramark, Bennigan's, Boston Market, Dave and Busters, Jason's Deli, Luby's Cafeterias, Wendy's International, Tricon Global Restaurants, On the Border, Whataburger and others.


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PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 1, 2001, BY AND BETWEEN SILVER
RAMONA MINING, INC., A DELAWARE CORPORATION, AND PAUL NOLAN, JR., TRUSTEE OF A CHARITABLE REMAINDER TRUST


As of January 1, 2001, the Company and Paul Nolan, Jr., Trustee of a Charitable Remainder Trust (the "Personnel Profiles Seller"), entered into a Purchase and Sale Agreement (the "Personnel Profiles Agreement"), whereby the Company agreed to purchase all the outstanding capital stock of Personnel Profiles, Inc., an Ohio corporation ("Personnel Profiles") from the Personnel Profiles Seller.

Pursuant to the Personnel Profiles Agreement, the Personnel Profiles Seller will receive, in exchange for all the capital stock of Personnel Profiles, $500,000, payable at the rate of $62,500 at the end of each calendar quarter beginning March 31, 2001 and continuing thereafter until paid in full on December 31, 2002. Upon the successful completion by the Company of a private placement offering of its common stock in the amount of at least $1,000,000, the Personnel Profiles Seller may require prepayment of the purchase price at the rate of $125,000 for each $1,000,000 raised. At the Personnel Profiles Seller's election, any $62,500 payment may instead be converted into 62,500 shares of Company common stock.

As a condition to the consummation of the transactions contemplated by the Personnel Profiles Agreement, the Company is also required to execute (i) a three year employment agreement by and between Paul Nolan and Personnel Profiles, providing for Paul Nolan to serve as President of Personnel Profiles at an annual compensation of $150,000; (ii) a stock option in favor of Paul Nolan for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service on the Company's Board of Directors, 35,000 shares at the end of the second calendar year of service on the Company's Board of Directors, and 35,000 shares at the end of the third calendar year of service on the Company's Board of Directors; and (iii) a stock option in favor of Paul Nolan for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company.

Paul Nolan will serve as a director of the Company, in addition to serving as President of Personnel Profiles.

Closing of the transactions contemplated by the Personnel Profiles Agreement occurred as of March 1, 2001.

The Company intends to satisfy its cash funding obligations pursuant to the Career Direction Agreement, the Personnel Profiles Agreement, and the L+R Moran Agreement by conducting a private placement of its common stock. In the event the Company is unable to successfully complete a private placement of its common stock in an amount sufficient to meet its cash funding obligations pursuant to all such agreements, then the Company may be unable to fund such obligations pursuant to one or more of such agreements.


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The transaction described above is qualified in its entirety by the Personnel
Profiles Agreement and related documents and subject to various conditions set forth in the Personnel Profiles Agreement.

Personnel Profiles, located in Cincinnati, Ohio, focuses on blue collar assessments for staffing for Ashland Chemical, Toyota, Coca-Cola, Marconi Grill, the Federal Reserve Bank, Osmose, Inc. and others.


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PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 1, 2001, BY AND BETWEEN SILVER
RAMONA MINING, INC., A DELAWARE CORPORATION, AND L+R MORAN, INC., A TEXAS CORPORATION


As of January 1, 2001, Silver Ramona Mining, Inc., a Delaware corporation (the "Company"), and L+R Moran, Inc., a Texas corporation ("L+R Moran") entered into a Purchase and Sale Agreement (the "L+R Moran Agreement"), whereby the Company agreed to purchase substantially all the assets of L+R Moran.

Pursuant to the L+R Moran Agreement, L+R Moran will receive, in exchange for substantially all its assets, the following:

         (i) 50,000 shares of common stock of the Company. The 50,000 shares are convertible at the option of L+R Moran into $50,000 cash upon successful completion by the Company of a private placement offering of its common stock in the amount of $2,000,000 on or before July 1, 2001. In addition, L+R Moran may, at its option, require the Company to redeem the 50,000 shares into $50,000 cash in July, 2001, unless the value of the Company's common stock is $1.00 or more on such date.

         (ii) $950,000, payable out of the proceeds of a primary or secondary offering of stock at $1.00 per share.

As a condition to the consummation of the transactions contemplated by the L+R Moran Agreement, the Company is also required to execute (i) a three year management agreement by and between L.D. Moran and L+R Moran, providing for L.D. Moran to serve as manager of the assets acquired from L+R Moran for an annual compensation of $97,500; (ii) a stock option in favor of L.D. Moran for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service on the Company's Board of Directors, 35,000 shares at the end of the second calendar year of service on the Company's Board of Directors, and 35,000 shares at the end of the third calendar year of service on the Company's Board of Directors; (iii) a stock option in favor of L.D. Moran for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company; and (iv) a stock option in favor of Royce Moran for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company.

L.D. Moran will serve as a director of the Company, in addition to serving as manager of the assets acquired from L+R Moran.

Closing of the transactions contemplated by the L+R Moran Agreement occurred as of March 1, 2001.


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The Company intends to satisfy its cash funding obligations pursuant to the
Career Direction Agreement, the Personnel Profiles Agreement, and the L+R Moran Agreement by conducting a private placement of its common stock. In the event the Company is unable to successfully complete a private placement of its common stock in an amount sufficient to meet its cash funding obligations pursuant to all such agreements, then the Company may be unable to fund such obligations pursuant to one or more of such agreements.

The transaction described above is qualified in its entirety by the L+R Moran Agreement and related documents and subject to various conditions set forth in the Career Direction Agreement.

L+R Moran, Dallas, Texas, conducts its business under the name HR Evaluations. HR Evaluations focuses on web-oriented background checks and drug testing across the nation for clients such as Archon Group, Time Warner Cable, Daisytek, Inc., American Hospitality Concepts, etc. HR Evaluations also focuses on selection assessments for applicant selection.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

         (b) Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

         (c) Exhibits.

         10.1 Purchase and Sale Agreement, dated as of January 1, 2001, by and between Silver Ramona Mining, Inc., a Delaware corporation, and Joe Loyd and Karen Loyd
         10.2 Employment Agreement, dated as of January 1, 2001, by and between Career Direction, Inc. and Joe Loyd
         10.3 Employment Agreement, dated as of January 1, 2001, by and between Career Direction, Inc. and Karen Loyd
         10.4 Achievement Tec, Inc. Board of Directors Stock Option in favor of Joe Loyd
         10.5 Achievement Tec, Inc. Senior Management Stock Option in favor of Joe Loyd
         10.6 Achievement Tec, Inc. Senior Management Stock Option in favor of Karen Loyd
         10.7     Achievement Tec, Inc. Convertible Promissory Note
         10.8 Purchase and Sale Agreement, dated as of January 1, 2001, by and between Silver Ramona Mining, Inc., a Delaware corporation, and Paul Nolan, Jr., Trustee of a Charitable Remainder Trust
         10.9 Employment Agreement, dated as of January 1, 2001, by and between Personnel Profiles, Inc. and Paul Nolan
         10.10 Achievement Tec, Inc. Board of Directors Stock Option in favor of Paul Nolan
         10.11 Achievement Tec, Inc. Senior Management Stock Option in favor of Paul Nolan
         10.12 Purchase and Sale Agreement, dated as of January 1, 2001, by and between Silver Ramona Mining, Inc., a Delaware corporation, and L+R Moran, Inc., a Texas corporation
         10.13 Management Agreement, dated as of January 1, 2001, by and between L+R Moran, Inc. and L.D. Moran


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         10.14    Achievement Tec, Inc. Board of Directors Stock Option in favor of L.D. Moran
         10.15 Achievement Tec, Inc. Senior Management Stock Option in favor of L.D. Moran
         10.16 Achievement Tec, Inc. Senior Management Stock Option in favor of Royce Moran


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 6, 2001


SILVER RAMONA MINING, INC.


BY: \s\ Milton S. Cotter
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NAME:  Milton S. Cotter
TITLE: President


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